UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

ALPS ETF TRUST

(Exact Name of Registrant as Specified in Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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(2)	Form, Schedule or Registration No.:

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(4)	Date Filed:

ALPS ETF TRUST

Alerian Energy Infrastructure ETF	Buzz US Sentiment Leaders ETF
Alerian MLP ETF	Cohen & Steers Global Realty Majors ETF
ALPS Disruptive Technologies ETF	RiverFront Dynamic Core Income ETF
ALPS Emerging Sector Dividend Dogs ETF	RiverFront Dynamic Unconstrained Income ETF
ALPS Equal Sector Weight ETF	RiverFront Dynamic US Dividend Advantage ETF
ALPS International Sector Dividend Dogs ETF	RiverFront Dynamic US Flex-Cap ETF
ALPS Medical Breakthroughs ETF	RiverFront Strategic Income Fund
ALPS Sector Dividend Dogs ETF	Sprott Gold Miners ETF
ALPS | Dorsey Wright Sector Momentum ETF	Sprott Junior Gold Miners ETF
Barron’s 400SM ETF	Workplace Equality Portfolio

(each a “Fund” and together, the “Funds”)

April 11, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses three proposals to be voted upon by shareholders (the “Shareholders”) of the above-named Funds, each a series of ALPS ETF Trust (the “Trust”). Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved each proposal. The Board of Trustees recommends that you vote FOR each proposal.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors, Inc. (“ALPS Advisors”), ALPS Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

As discussed in more detail in the enclosed Proxy Statement, on January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), and as a result DST will become an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors. To provide for continuity in the operation of the Funds, you are being asked to approve (1) a new advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors and (2) with respect to certain Funds, a new sub-advisory agreement among the Trust, on behalf of each applicable Fund, ALPS Advisors and the sub-adviser who currently sub-advises the applicable Fund’s assets, Riverfront Investment Group, LLC (the “Sub-Adviser”).

Under these new agreements, ALPS Advisors and the Sub-Adviser, as applicable, will provide investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change. The investment advisory personnel of the Sub-Adviser who currently manage the sub-advised Funds are expected to continue to do so after the closing of the Transaction (the “Closing”). In addition, the Board of Trustees will continue in office after the Closing.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction will NOT change the names of the Funds, alter the number of shares you own of your Fund, or cause a change to the advisory fees charged to your Fund.

In addition, the Board of Trustees is asking you to approve a proposal to authorize ALPS Advisors to enter into and materially amend sub-advisory agreements for the Funds, as applicable, with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional Shareholder approval, subject to receipt by the Trust and ALPS Advisors of exemptive relief from the Securities and Exchange Commission that provides ALPS Advisors such flexibility.

The Board of Trustees recommends that you vote FOR each proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Computershare Fund Services (“Computershare”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare at (866) 875-8613.

Very truly yours,

Edmund J. Burke
Trustee and President

ALPS ETF TRUST

Alerian Energy Infrastructure ETF	Buzz US Sentiment Leaders ETF
Alerian MLP ETF	Cohen & Steers Global Realty Majors ETF
ALPS Disruptive Technologies ETF	RiverFront Dynamic Core Income ETF
ALPS Emerging Sector Dividend Dogs ETF	RiverFront Dynamic Unconstrained Income ETF
ALPS Equal Sector Weight ETF	RiverFront Dynamic US Dividend Advantage ETF
ALPS International Sector Dividend Dogs ETF	RiverFront Dynamic US Flex-Cap ETF
ALPS Medical Breakthroughs ETF	RiverFront Strategic Income Fund
ALPS Sector Dividend Dogs ETF	Sprott Gold Miners ETF
ALPS | Dorsey Wright Sector Momentum ETF	Sprott Junior Gold Miners ETF
Barron’s 400SM ETF	Workplace Equality Portfolio

(each a “Fund” and together, the “Funds”)

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On
May 31, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

To Shareholders of the Funds:

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds, each a series of ALPS ETF Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado, on May 31, 2018 at 8:00 a.m. (Mountain time). At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal	Applicable Funds
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors.	All Funds

2. To approve a new sub-advisory agreement among the Trust, on behalf of each applicable Fund, ALPS Advisors and the current sub-adviser of the Fund, RiverFront Investment Group, LLC (the “Sub-Adviser”).

RiverFront Dynamic Core Income ETF RiverFront Dynamic Unconstrained Income ETF RiverFront Dynamic US Dividend Advantage ETF RiverFront Dynamic US Flex-Cap ETF

3. To approve a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

All Funds

The Board of Trustees recommends that you vote FOR each of the proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on April 2, 2018 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at https://www.proxy-direct.com/alps-29766.

By order of the Board of Trustees of the Trust, on behalf of the Funds.

Andrea E. Kuchli
Secretary
ALPS ETF Trust

April 11, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening with respect to the Transaction?

A.

ALPS Advisors, Inc. (“ALPS Advisors”) serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), and as a result DST will become an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors, which may be deemed to result in an “assignment” of the existing investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors (each an “Existing Advisory Agreement”) and with respect to RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF (collectively, the “Sub-Advised Funds”), the existing sub-advisory agreement among the Trust, on behalf of each applicable Sub-Advised Fund, ALPS Advisors and the sub-adviser who currently sub-advises the Sub-Advised Funds, RiverFront Investment Group, LLC (the “Sub-Adviser”) (the “Existing Sub-Advisory Agreement”), resulting in the automatic termination of the Existing Advisory Agreements and Existing Sub-Advisory Agreement in accordance with their terms, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Funds and the Sub-Adviser will continue to manage the Sub-Advised Funds’ assets

i

as sub-adviser. Therefore, ALPS Advisors has recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of ALPS ETF Trust (the “Trust”) has approved, a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors (the “New Advisory Agreement”) and a new sub-advisory agreement among the Trust, on behalf of each Sub-Advised Fund, ALPS Advisors and the Sub-Adviser (the “New Sub-Advisory Agreement”). The New Advisory Agreement will have substantially the same terms as each Existing Advisory Agreement, but for the combination of the agreements into a single agreement and a new commencement date. The New Sub-Advisory Agreement will have the same terms as the Existing Sub-Advisory Agreement, but for a new commencement date.

The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of the Sub-Adviser who currently manage the Sub-Advised Funds are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

In order for ALPS Advisors and the Sub-Adviser to continue to provide advisory services to the Funds following the Closing, and for reasons described in greater detail in this proxy statement, the Board of Trustees recommends that Shareholders of the Funds approve the New Advisory Agreement and the New Sub-Advisory Agreement, as applicable.

The Proxy Statement provides additional information about ALPS Advisors, the Sub-Adviser and the proposals. If Shareholders of a Fund approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement, the effectiveness of such agreements is contingent upon the Closing occurring (and the effectiveness of the New Sub-Advisory Agreement for a Fund is contingent upon the New-Advisory Agreement being approved for that Fund). The New Advisory Agreement and, as applicable, New Sub-Advisory Agreement will become effective for each Fund upon the later of the Closing or approval of such agreements by Shareholders of such Fund. If the Transaction is not consummated, the New Advisory Agreement and New Sub-Advisory Agreement will not become effective, and the Existing Advisory Agreements and the Existing Sub-Advisory Agreement will remain in effect according to their terms.

The Board of Trustees recommends that you vote FOR the proposals to approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement.

Q.	Why am I being asked to vote on the New Advisory Agreement and New Sub-Advisory Agreement?

A.

As described above, completion of the Transaction may be deemed to result in an “assignment” of your Fund’s Existing Advisory Agreement and, as applicable, Existing Sub-Advisory Agreement, resulting in the automatic termination of each agreement. The 1940 Act requires that a new advisory agreement (other than an interim advisory agreement, as described below) be approved by the board of trustees and shareholders of a fund in order for it to become effective. To ensure that the operation of your Fund can continue without any interruption and that ALPS Advisors and, with respect to the Sub-Advised Funds, the Sub-Adviser, can provide your Fund with the same services that are currently being provided to your Fund, the Board of Trustees recommends that you approve the New Advisory Agreement and, with respect to the Sub-Advised Funds, the New Sub-Advisory Agreement for your Fund.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.

Your Fund and its investment objective(s) and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreement are substantially same as the Existing Advisory Agreements, but for the combination of the Existing Advisory Agreements into a single agreement and the new commencement date. The terms of the New Sub-Advisory Agreement are the same as the Existing Sub-Advisory Agreement, but for the new commencement date. If approved by Shareholders, the New Advisory Agreement and New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged to your Fund under the New Advisory Agreement and the New Sub-Advisory Agreement are the same as under your Fund’s Existing Advisory Agreement and Existing Sub-Advisory Agreement. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change after the Closing. The Sub-Adviser is expected to continue to sub-advise the Sub-Advised Funds after the Closing and the investment advisory personnel of the Sub-Adviser who currently manage the Sub-Advised Funds are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

Q.	Will any Fund’s name change?

A.	No. No Fund’s name will change as a result of the Transaction.

Q.	Will there be any Sub-Adviser changes?

A.	No. The Sub-Adviser is expected to continue to sub-advise the Sub-Advised Funds after the Closing pursuant to the same investment objective and strategies currently in place.

Q.	Will the fee rates payable under the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement increase as a result of the Transaction?

A.	No. The proposals to approve the New Advisory Agreement and New Sub-Advisory Agreement do not seek any increase in fee rates.

Q.	What will happen if the Closing occurs before Shareholders of a Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement?

A.

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement prior to the Closing, ALPS Advisors and, with respect to the Sub-Advised Funds, the Sub-Adviser will continue to provide advisory services to each Fund under an interim investment advisory agreement and an interim sub-advisory agreement that have been approved by the Board of Trustees, but must place their compensation for their services during this interim period in escrow, pending Shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. These interim advisory and sub-advisory agreements allow ALPS Advisors and, with respect to the Sub-Advised Funds, the Sub-Adviser to continue to provide advisory services to each Fund for up to 150 days following the Closing while the Fund seeks Shareholder approval of the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement. Accordingly, the Board of Trustees urges you to vote without delay in order to avoid potential disruption to your Fund that could occur if Shareholder approval is not obtained in that time and ALPS Advisors and the Sub-Adviser, as applicable, are unable to continue to provide advisory services to your Fund.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Funds will not bear these costs. ALPS Advisors or its affiliates has agreed to bear any such costs that would otherwise be borne by the Funds.

Q:	Why am I being asked to vote on the Manager of Managers Proposal?

A:

ALPS Advisors and the Trust have applied for exemptive relief from the Securities and Exchange Commission (“SEC”) that, if granted, would provide ALPS Advisors the flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining approval from Shareholders, which will allow the Funds to avoid the costs and delays associated with holding a Shareholder meeting. This is referred to as “Manager of Managers” relief. However, in order to utilize the relief, Shareholders of a Fund must approve its use for their Fund. If the Manager of Managers Proposal is approved by Shareholders, the effectiveness of such proposal is conditioned upon the receipt of the requested exemptive order. There can be no assurance that the requested exemptive order will be granted. No changes to any Fund’s existing sub-advisory arrangement are proposed, planned or anticipated at this time. If Shareholders approve the Manager of Managers Proposal and the SEC issues the requested exemptive order, in the future if ALPS Advisors and/or the Board determines that resources of a sub-adviser, or different sub-adviser, would be beneficial for a Fund, your approval of the Manager of Managers Proposal would allow ALPS Advisors to engage that sub-adviser without incurring the costs related to a Shareholder meeting and proxy solicitation. Any appointment of such a sub-adviser is subject to Board approval and you would receive notification of each such engagement.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees recommends that you vote FOR each of the proposals.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the close of business on April 2, 2018 (the “Record Date”), you are entitled to vote.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone:	Call the number printed on the enclosed proxy card(s);
By Internet:	Access the website address printed on the enclosed proxy card(s); or
In Person:	Attend the Meeting as described in the Proxy Statement.

Q.	Why might there be more than one proxy card enclosed?

A.

If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of the New Advisory Agreement for the Fund and, as applicable, the New Sub-Advisory Agreement for that Fund, and also approval of the Manager of Managers Proposal for that Fund.

Q.	What vote is required to approve each proposal?

A.

Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

v

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

Q.	May I revoke my proxy?

A.

You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of a Fund’s annual report?

A.

If you would like to receive a copy of the latest annual report for any Fund, please call 1-866-759-5679, or write to the Fund, ALPS ETF Trust, 1290 Broadway, Suite 1100, Denver CO 80203. If a Fund has issued an annual report, the report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, Computershare Fund Services at (866) 875-8613.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ALPS ETF TRUST

Alerian Energy Infrastructure ETF	Buzz US Sentiment Leaders ETF
Alerian MLP ETF	Cohen & Steers Global Realty Majors ETF
ALPS Disruptive Technologies ETF	RiverFront Dynamic Core Income ETF
ALPS Emerging Sector Dividend Dogs ETF	RiverFront Dynamic Unconstrained Income ETF
ALPS Equal Sector Weight ETF	RiverFront Dynamic US Dividend Advantage ETF
ALPS International Sector Dividend Dogs ETF	RiverFront Dynamic US Flex-Cap ETF
ALPS Medical Breakthroughs ETF	RiverFront Strategic Income Fund
ALPS Sector Dividend Dogs ETF	Sprott Gold Miners ETF
ALPS | Dorsey Wright Sector Momentum ETF	Sprott Junior Gold Miners ETF
Barron’s 400SM ETF	Workplace Equality Portfolio

(each a “Fund” and together, the “Funds”)

1290 Broadway, Suite 1100
Denver, Colorado 80203

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

to be held on May 31, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS ETF Trust (the “Board” or the “Board of Trustees”), a Delaware statutory trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado on May 31, 2018, at 8:00 a.m. (Mountain time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about April 11, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Funds’ investment adviser, ALPS Advisors, and/or its affiliates and by Computershare Fund Services (“Computershare”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked to the vote on the following proposals with respect to each Fund in which they own shares:

Proposal	Applicable Funds
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors.	All Funds

2. To approve a new sub-advisory agreement among the Trust, on behalf of each applicable Fund, ALPS Advisors and the current sub-adviser of the Fund, RiverFront Investment Group, LLC (the “Sub-Adviser”).

RiverFront Dynamic Core Income ETF RiverFront Dynamic Unconstrained Income ETF RiverFront Dynamic US Dividend Advantage ETF RiverFront Dynamic US Flex-Cap ETF

3. To approve a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

All Funds

The Board of Trustees has set the close of business on April 2, 2018 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

Copies of the Funds’ annual reports have previously been mailed to Shareholders, except with respect to the ALPS Disruptive Technologies ETF, which commenced operations on December 29, 2017. This Proxy Statement should be read in conjunction with the annual reports. To request a copy of the Proxy Statement or a report, please call (866) 875-8613 (for proxy materials) or 1-866-759-5679 (for reports), write to the Fund at ALPS ETF Trust, 1290 Broadway, Suite 1100, Denver CO 80203, or visit the Fund’s website at www.alpsfunds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

TABLE OF CONTENTS

GENERAL OVERVIEW	1
The Transaction	1
About SS&C	1
Post-Transaction Structure and Operations	2
PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT	3
Background	3
The Proposal	3
Board Approval and Recommendation	3
Description of the Existing Advisory Agreements and the New Advisory Agreement	3
Interim Advisory Agreement	5
Affiliated Service Providers, Affiliated Brokerage and Other Fees	6
Information About ALPS Advisors and its Affiliates	7
Required Vote	7
PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT	8
Background	8
The Proposal	8
Board Approval and Recommendation	8
Description of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement	8
Interim Sub-Advisory Agreements	10
Affiliated Service Providers, Affiliated Brokerage and Other Fees	11
Information About the Sub-Adviser	11
Required Vote	12
BOARD CONSIDERATIONS	13
Summary of Board Meetings and Considerations	13
Approval of the New Advisory Agreement and the New Sub-Advisory Agreement	13
Approval of Interim Advisory Agreements and Interim Sub-Advisory Agreements	19
PROPOSAL 3: APPROVAL OF MANAGER OF MANAGERS PROPOSAL	20
The Manager of Managers Proposal	20
Board Considerations	21
Required Vote	22

GENERAL INFORMATION	23
Ownership of Shares	23
Other Information	23
Payment of Solicitation Expenses	23
Delivery of Proxy Statement	23
Other Business	24
Submission of Certain Shareholder Proposals	24
Reports to Shareholders and Financial Statements	24
VOTING INFORMATION	26
Voting Rights	26
Attending the Meeting	27
Quorum; Adjournment	27
Required Vote	27
APPENDIX LIST	29
Appendix A – Shares Outstanding	A-1
Appendix B – Dates Relating to Existing Advisory Agreements	B-1
Appendix C – Advisory Fee Rates	C-1
Appendix D – Advisory Fees and Other Fees Paid	D-1
Appendix E – Information Regarding Officers and Directors of ALPS Advisors	E-1
Appendix F – Dates Relating to Existing Sub-Advisory Agreement	F-1
Appendix G – Sub-Advisory Fee Rates	G-1
Appendix H – Sub-Advisory Fees and Other Fees Paid	H-1
Appendix I – Information About the Sub-Adviser	I-1
Appendix J – Comparable Funds	J-1
Appendix K – Principal Holders	K-1
Appendix L – Form of the New Advisory Agreement	L-1
Appendix M – Form of the New Sub-Advisory Agreement	M-1

GENERAL OVERVIEW

The Transaction

ALPS Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), and as a result DST will become an indirect wholly owned subsidiary of SS&C. If the Transaction is completed, DST common stockholders will receive cash consideration for their shares of common stock of DST.

Consummation of the Transaction is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DST entitled to vote at the DST stockholders meeting to approve the Transaction; (ii) the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval under the competition law of Ireland and approvals of the Financial Industry Regulatory Authority, the United Kingdom’s Financial Conduct Authority, the Central Bank of Ireland and Luxembourg’s Commission de Surveillance du Secteur Financier); and (iii) the absence of any judgment, order, injunction, ruling or decree, preliminary, temporary or permanent, or other legal restraint or prohibition and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the Transaction. Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the completion of the Transaction. Although there is no assurance that the Transaction will be completed, DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

About SS&C

SS&C is a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements.

SS&C’s portfolio of software products and rapidly deployable software-enabled services allows SS&C’s clients to automate and integrate front-office functions such as trading and modeling, middle-office functions such as portfolio management and reporting, and back-office functions such as accounting, performance measurement, reconciliation, reporting, processing and clearing. SS&C’s solutions enable their clients to focus on core operations, better monitor and manage investment performance and risk, improve operating efficiency and reduce operating costs.

SS&C’s principal executive offices are located at 80 Lamberton Road, Windsor, CT 06095.

SS&C was incorporated in Delaware in July 2005, as the successor to a corporation originally formed in Connecticut in March 1986. SS&C’s common stock trades on The NASDAQ Global Select Market, under the symbol “SSNC.”

Post-Transaction Structure and Operations

It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Funds and, with respect to the Sub-Advised Funds, the Sub-Adviser will continue to sub-advise the Sub-Advised Funds. The senior personnel and investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of the Sub-Adviser who currently manage the Sub-Advised Funds are expected to continue to do so after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing. While the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization.

The Board of Trustees and ALPS Advisors currently do not anticipate any changes to the organization and structure of the Funds. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. No Fund’s name will change as a result of the Transaction. The Board of Trustees will continue in office after the Closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. No changes to the Funds’ existing service providers are proposed, planned or anticipated by the Board of Trustees and ALPS Advisors at this time.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT (All Funds)

Background

ALPS Advisors currently serves as investment adviser to each Fund pursuant to investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors (each an “Existing Advisory Agreement” and, collectively, the “Existing Advisory Agreements”). The date of each Fund’s Existing Advisory Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix B to this Proxy Statement.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Upon the Closing, DST will be acquired by SS&C and, as a result, ALPS Advisors will indirectly undergo a change in control. This change in control may be deemed an “assignment” of each Fund’s Existing Advisory Agreement which would cause the termination of each Existing Advisory Agreement. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and ALPS Advisors (the “New Advisory Agreement”). As described above, each Fund’s Existing Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Advisory Agreement is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders of a Fund, the New Advisory Agreement will become effective for that Fund upon the later of the date of such approval or the Closing. If the Transaction is not completed for any reason, the Existing Advisory Agreements will continue in effect.

Board Approval and Recommendation

On March 5, 2018, the Board of Trustees, including the Trustees who are not “interested persons” of the Funds, ALPS Advisors and the Sub-Adviser within the meaning of the 1940 Act (the “Independent Trustees”), unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreements and the New Advisory Agreement

The form of the New Advisory Agreement is set forth in Appendix L to this Proxy Statement.

Currently, each Fund has a separate Existing Advisory Agreement. After the Closing, however, if approved by Shareholders, ALPS Advisors will provide investment advisory services to the Funds pursuant to a single consolidated advisory agreement, the New Advisory Agreement. The terms of the New Advisory Agreement are substantially the same as the terms of each Existing Advisory Agreement, but for the combination of the agreements into a single agreement and the new commencement date. The advisory fee rates under the New Advisory Agreement with respect to each Fund are the same as the fee rates under each Fund’s Existing Advisory Agreement. ALPS Advisors has advised the Board of Trustees that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of ALPS Advisors to fulfill its obligations to the Funds.

The following discussion describes both the Existing Advisory Agreements and the New Advisory Agreement. The next several paragraphs briefly summarize some important provisions of the Existing Advisory Agreements and the New Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the New Advisory Agreement contained in Appendix L.

Services Provided by ALPS Advisors. The New Advisory Agreement requires ALPS Advisors to provide general management services to each Fund and to assume overall supervisory responsibility for the general management and investment of each Fund’s assets, subject to the review and approval of the Board of Trustees. ALPS Advisors is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board of Trustees concerning the implementation of the programs.

Fees. Under the New Advisory Agreement, each Fund pays ALPS Advisors an investment advisory fee. Each Fund’s investment advisory fee rate under the New Advisory Agreement is identical to the investment advisory fee rate under each Fund’s Existing Advisory Agreement.

Appendix C to this Proxy Statement shows:

●	the advisory fee rates for each Fund under both the Existing Advisory Agreements and the New Advisory Agreement; and

●	whether ALPS Advisors has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Appendix D to this Proxy Statement shows:

●

the amount of ALPS Advisors’ advisory fee and the amount of any other payments by a Fund to ALPS Advisors, or any of its affiliated persons or an affiliated person of such person, during the Fund’s most recently completed fiscal year.

Term. The New Advisory Agreement provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board of Trustees, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement may be terminated with respect to a Fund without penalty by vote of the Board of Trustees, including a majority of the Board’s Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ALPS Advisors, or by ALPS Advisors upon 60 days’ written notice to the Fund, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS Advisors. The New Advisory Agreement provides that ALPS Advisors will not be liable to the Fund or its Shareholders for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by ALPS Advisors of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing Advisory Agreements and the New Advisory Agreement. The New Advisory Agreement is substantially the same as each Existing Advisory Agreement, but for the combination of the agreements into a single agreement and the new commencement date.

Interim Advisory Agreement

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement prior to the Closing, an interim investment advisory agreement between the Trust, on behalf of such Fund, and ALPS Advisors (each an “Interim Advisory Agreement” and, collectively, the “Interim Advisory Agreements”) will take effect upon the Closing. On March 5, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Closing.

The terms of each Interim Advisory Agreement with respect to each Fund are substantially identical to those of the corresponding Existing Advisory Agreement and the New Advisory Agreement, except for the duration, termination and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when

Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by ALPS Advisors under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to ALPS Advisors. If Shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and ALPS Advisors will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. The Interim Advisory Agreements may be terminated by the Trust on ten days written notice to ALPS Advisors.

Pursuant to the Existing Advisory Agreement, each Fund pays ALPS Advisors a unitary management fee designed to pay substantially all the Fund’s expenses and to compensate ALPS Advisors for providing services for the Fund. Out of the unitary management fee, ALPS Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Under the Interim Advisory Agreement, the fee paid to ALPS Advisors would be held in escrow. Therefore, in order to avoid any potential disruption of services provided to the Funds, the Board has approved each Fund compensating certain third party service providers directly during the term of the Interim Advisory Agreement. ALPS Advisors has contractually agreed to waive an amount of the management fee equal to the amount of any such compensation paid by the Fund directly to third party service providers. Amounts waived by ALPS Advisors pursuant to this waiver will not be subject to recoupment by ALPS Advisors. Such arrangements will allow each Fund to continue to receive necessary services from its service providers during the term of the Interim Advisory Agreement and will not result in an increase in total expenses incurred by such Fund.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

ALPS Fund Services, Inc. (“ALPS Fund Services”), an affiliate of ALPS Advisors, serves as each Fund’s administrator and provides fund accounting and administrative services under a separate Fund Accounting and Administration Agreement. ALPS Fund Services receives a fee, accrued daily and paid monthly by ALPS Advisors from the investment advisory fee.

ALPS Portfolio Solutions Distributor, Inc. (“ALPS Distributor”), an affiliate of ALPS Advisors, acts as the distributor of each Fund’s shares pursuant to a separate Distribution Agreement.

During each Fund’s most recently completed fiscal year, no Fund made any payments to ALPS Advisors or any affiliated person of ALPS Advisors for services provided to the Fund except as set forth on Appendix D to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, ALPS Advisors or, with respect to the Sub-Advised Funds, the Sub-Adviser.

Information About ALPS Advisors and its Affiliates

ALPS Advisors is a subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through its wholly owned subsidiaries, including:

●

ALPS Advisors, which is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation;

●	ALPS Fund Services, an administrator and SEC-registered transfer agent; and

●	ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., each a FINRA-registered broker-dealer, currently registered in all 50 states.

As of December 31, 2017, ALPS Advisors had approximately $18.4 billion of assets under management and ALPS and its affiliates provided fund administration services to funds with assets in excess of $225 billion and distribution services to funds with assets of more than $158 billion.

Information regarding the principal executive officer, directors and certain other officers of ALPS Advisors and its affiliates and certain other information is attached in Appendix E to this Proxy Statement.

ALPS Advisors serves as investment adviser to certain funds that have investment objectives similar to those of the Funds, as set forth in Appendix J to this Proxy Statement.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of the New Advisory Agreement with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT (Sub-Advised Funds only)

Background

RiverFront Investment Group, LLC currently serves as investment sub-adviser to each Sub-Advised Fund pursuant to sub-advisory agreements among the Trust, on behalf of each Sub-Advised Fund, ALPS Advisors and the Sub-Adviser (the “Existing Sub-Advisory Agreement”).

The date of the Existing Sub-Advisory Agreement with respect to each Fund and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix F to this Proxy Statement.

As required by the 1940 Act, the Existing Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. In addition, the Existing Sub-Advisory Agreement provides for its automatic termination upon termination of the Fund’s Existing Advisory Agreement. As a result, upon the Closing, the Existing Sub-Advisory Agreement will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

Shareholders of each Sub-Advised Fund are being asked to approve a new sub-advisory agreement among the Trust, on behalf of such Sub-Advised Fund, ALPS Advisors and the Sub-Adviser (the “New Sub-Advisory Agreement”). As described above, the Existing Sub-Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Sub-Advisory Agreement is sought so that the operation of each Sub-Advised Fund can continue without interruption. If approved by Shareholders of a Sub-Advised Fund, the New Sub-Advisory Agreement will be effective for that Sub-Advised Fund upon the later of the Closing or the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement. If the Transaction is not completed for any reason, the Existing Sub-Advisory Agreement will continue in effect.

Board Approval and Recommendation

On March 5, 2018, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for each Sub-Advised Fund and unanimously recommended that Shareholders of each Sub-Advised Fund approve the applicable New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement

The form of the New Sub-Advisory Agreement is set forth in Appendix M to this Proxy Statement.

The terms of the New Sub-Advisory Agreement are the same as the terms of the Existing Sub-Advisory Agreement, but for the new commencement date. The sub-advisory fee rates under the New Sub-Advisory Agreement with respect to each Fund are the same as the fee rates for those services under the Existing Sub-Advisory Agreement. ALPS Advisors and the Sub-Adviser have advised the Board of Trustees that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Sub-Advised Funds or have any adverse effect on the ability of the Sub-Adviser to fulfill its obligations under the New Sub-Advisory Agreement.

The following discussion describes both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement. The next several paragraphs briefly summarize some important provisions of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the New Sub-Advisory Agreement contained in Appendix M.

Services Provided by the Sub-Adviser. ALPS Advisors has delegated daily management of each Sub-Advised Fund’s assets to the Sub-Adviser. The New Sub-Advisory Agreement essentially provides that the Sub-Adviser is engaged to manage the investments of each Sub-Advised Fund in accordance with such Sub-Advised Fund’s investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board of Trustees.

Fees. Under the New Sub-Advisory Agreement, ALPS Advisors pays a sub-advisory fee to the Sub-Adviser. Each Sub-Advised Fund’s sub-advisory fee rate under its New Sub-Advisory Agreement is identical to the sub-advisory fee rate under the Existing Sub-Advisory Agreement. The sub-advisory fee is paid by ALPS Advisors, and not the Sub-Advised Fund.

Appendix G to this Proxy Statement shows:

●	the sub-advisory fee rates for each Sub-Advised Fund under both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement; and

●	whether the Sub-Adviser has waived, reduced or otherwise agreed to reduce its compensation for any Sub-Advised Fund under any applicable contract.

Appendix H to this Proxy Statement shows:

●

the aggregate amount of the Sub-Adviser’s fee and the amount of any other payments by a Sub-Advised Fund to the Sub-Adviser, or any of its affiliated persons or affiliated person of such person, during the Sub-Advised Fund’s most recently completed fiscal year.

Term. The New Sub-Advisory Agreement provides that it will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, the New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Trustees, including a majority of Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Sub-Advised Fund.

Termination. The New Sub-Advisory Agreement may be terminated with respect to a Sub-Advised Fund at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Sub-Advised Fund, or ALPS Advisors on 60 days’ prior written notice to the Sub-Adviser and ALPS Advisors, as appropriate. In addition, the Sub-Adviser may terminate the agreement upon 60 days’ written notice to ALPS Advisors. It is anticipated that the New Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment or in the event the New Advisory Agreement with ALPS Advisors is assigned (in each case, as “assignment” is defined in the 1940 Act) or terminates for any other reason. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs. The New Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice.

Liability of the Sub-Adviser. The New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by ALPS Advisors, the Sub-Advised Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Sub-Advised Fund.

Differences between the Existing and the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is the same as the Existing Sub-Advisory Agreement, but for the new commencement date.

Interim Sub-Advisory Agreements

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Sub-Advised Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Sub-Advised Fund have not approved the New Advisory Agreement and/or the New Sub-Advisory Agreement prior to the Closing, an interim sub-advisory agreement among the Trust, on behalf of such Sub-Advised Fund, ALPS Advisors and the Sub-Adviser (each an “Interim Sub-Advisory Agreement” and, collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the Closing. On March 5, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement for each Sub-Advised Fund in order to assure continuity of investment advisory services to the Sub-Advised Funds after the Closing.

The terms of the Interim Sub-Advisory Agreement with respect to each Sub-Advised Fund are substantially identical to those of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Sub-Advised Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Sub-Advised Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If Shareholders of a Sub-Advised Fund do not approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Sub-Advised Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Sub-Advised Fund’s most recently completed fiscal year, no Sub-Advised Fund made any material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Sub-Advised Fund except as set forth on Appendix H to this Proxy Statement.

No Sub-Advised Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Sub-Advised Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Sub-Advised Fund, ALPS Advisors or the Sub-Adviser.

Information about the Sub-Adviser

RiverFront Investment Group, LLC, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary St., Richmond, Virginia 23219. The Sub-Adviser is majority-owned by its employees but is affiliated with Baird Financial Corporation as a result of its minority equity interests and representation on the Sub-Adviser’s board of directors. The Sub-Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. The company manages a variety of portfolios utilizing stocks, bonds, and exchange-traded funds (ETFs). The Sub-Adviser also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2017, the Sub-Adviser had approximately $7.5 billion in assets under advisement (discretionary and nondiscretionary).

Certain information about the Sub-Adviser and information regarding the principal executive officer, directors and certain other officers of the Sub-Adviser and its affiliates and certain other information is attached in Appendix I to this Proxy Statement.

Required Vote

Shareholders of each Sub-Advised Fund will vote separately. For each Sub-Advised Fund, the presence in person or by proxy of thirty percent (30%) of a Sub-Advised Fund’s shares that are entitled to vote constitutes a quorum with respect to such Sub-Advised Fund.

Approval of the New Sub-Advisory Agreement with respect to a Sub-Advised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Sub-Advised Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Sub-Advised Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED FUND VOTE “FOR” PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board, including the Independent Trustees, met in person on March 5, 2018 to evaluate, among other things, the Transaction, ALPS Advisors and the Sub-Adviser and to determine whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement, as applicable, and recommend approval to Shareholders. The Independent Trustees also met separately to consider the foregoing. At the Board meeting and throughout the process of considering the Transaction, the Board, including the Independent Trustees, was advised by counsel to the Independent Trustees and counsel to the Trust.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreement, the Board, counsel to the Independent Trustees and counsel to the Trust requested certain materials from ALPS Advisors, DST, SS&C and the Sub-Adviser and reviewed their responses thereto. The Board communicated with senior representatives of ALPS Advisors and the Sub-Adviser regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees spoke with representatives of ALPS Advisors during the Board meeting and, with respect to the Independent Trustees, in private sessions to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of ALPS Advisors indicated their belief, based on discussions with DST and SS&C (and with respect to (iii) the Sub-Adviser), that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior personnel and investment advisory personnel of ALPS Advisors who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; or (iii) the capabilities of the Sub-Adviser to continue to provide the same level of sub-advisory services to the Sub-Advised Funds. ALPS Advisors recommended that the Board approve the New Advisory Agreement and New Sub-Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement and New Sub-Advisory Agreement.

Approval of the New Advisory Agreement and New Sub-Advisory Agreement

In determining whether to approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement for each Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

●

the terms of the New Advisory Agreement, including the fees payable to ALPS Advisors by the Funds, are substantially same as the Existing Advisory Agreements, but for the combination of the agreements into a single agreement and the new commencement dates;

●	the terms of the New Sub-Advisory Agreement, including the fees payable by ALPS Advisors to the Sub-Adviser, are the same as the Existing Sub-Advisory Agreements, but for the new commencement dates;

●

assurances from ALPS Advisors and SS&C that the manner in which the Funds’ assets are managed will not change as a result of the Transaction, that the same people who currently manage the Funds’ assets are expected to continue to do so after the Closing, and that ALPS Advisors and SS&C will seek to ensure that there is no diminution in the nature, quality and extent of the services provided to the Funds by ALPS Advisors and the Sub-Adviser;

●	the favorable history, reputation, qualification and background of SS&C;

●	ALPS Advisors’ and DST’s financial condition;

●	SS&C’s financial condition;

●

that while the operations of ALPS Advisors are expected to continue with minimal or no change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;

●	the potential adverse effects on the Funds, in the event the Transaction is completed and the New Advisory Agreement and New Sub-Advisory Agreement are not approved;

●

the fact that Shareholders of the Funds will not bear any costs in connection with the Transaction, inasmuch as ALPS Advisors or its affiliates has committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

●

that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction as represented by ALPS Advisors, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Funds as a result of the Transaction.

New Advisory Agreement

In evaluating the New Advisory Agreement with respect to each of the following Funds, Alerian MLP ETF (“AMLP”), ALPS Equal Sector Weight ETF (“EQL”), Cohen & Steers Global Realty Majors ETF (“GRI”), ALPS Sector Dividend Dogs ETF (“SDOG”), Barons 400 ETF (“BFOR”), ALPS International Sector Dividend Dogs ETF (“IDOG”), RiverFront Strategic Income Fund (“RIGS”), Alerian Energy Infrastructure ETF (“ENFR”), Workplace Equality Portfolio (“EQLT”), ALPS Emerging Sector Dividend Dogs ETF (“EDOG”), ALPS Medical Breakthroughs ETF (“SBIO”), Sprott Gold Miners ETF (“SGDM”), Sprott Junior Gold Miners ETF (“SGDJ”), RiverFront Dynamic Unconstrained Income ETF (“RFUN”), RiverFront Dynamic Core Income

ETF (“RFCI”), RiverFront Dynamic US Dividend Advantage ETF (“RFDA”), RiverFront Dynamic US Flex-Cap ETF (“RFFC”), BUZZ US Sentiment Leaders ETF (“BUZ”), ALPS/Dorsey Wright Sector Momentum ETF (“SWIN”) and ALPS Disruptive Technologies ETF (“DTEC”) (each a “Fund” and collectively “the Funds”), the Board considered various factors, including (i) the nature, extent and quality of the services to be provided by ALPS Advisors with respect to the applicable Fund under the New Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by ALPS Advisors and the profits realized by ALPS Advisors and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by ALPS Advisors under the New Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Existing Advisory Agreements, the investment parameters of the index of each Fund (except RIGS, RFUN, RFCI, RFDA and RFFC, together, the “Sub-Advised Funds” which are actively managed ETFs), financial information regarding ALPS Advisors and its parent company, information describing ALPS Advisors’ current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark, and with respect to the Sub-Advised Funds, the Broadridge performance group. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance except for the Sub-Advised Funds, which are actively managed ETFs. Based on their review, the Board found that the nature and extent of services to be provided to each Fund under the New Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which ALPS Advisors assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the New Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board noted the following:

AMLP, SDOG, BFOR, ENFR, EQLT, EDOG, IDOG, GRI, SBIO, RFFC and BUZ

The net advisory fee rate for each of these Funds is higher than the median of its Broadridge expense group. The Funds’ respective expense ratios, however, are (i) in the case of IDOG, SBIO, and RFFC, below the median of their respective Broadridge expense group; (ii) in the case of GRI, at the median of its Broadridge expense group; (iii) in the case of EDOG and SDOG, slightly above the median of their respective Broadridge expense group and (iv) for all other Funds, their expense ratios are higher than the medians of their respective Broadridge expense group.

With respect to AMLP, the Board took into account, among other things, supplemental information provided by ALPS Advisors showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by ALPS Advisors to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the additional costs and expenses incurred by ALPS Advisors in managing and administering the Fund and that AMLP’s investment advisory fee schedule included breakpoints.

With respect to AMLP and ENFR, the Board took into account, among other things, the brand recognition of the Funds’ index provider and the fees charged by the index provider for licensing its indexes.

With respect to BFOR, the Board took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

With respect to EQLT, the Board took into account, among other things, the uniqueness of EQLT’s underlying index (and the fees charged by the index provider for licensing its index) and ALPS Advisors’ view that “socially responsible” funds (which the Broadridge peer group did not include) would be EQLT’s closest competitors in the marketplace.

With respect to BUZ, the Board took into account, among other things, the unique nature of the Fund’s underlying index.

SGDM, SGDJ and SWIN

The net advisory fee rate for each of these Funds is equal to the median of its Broadridge expense group. The Funds’ respective expense ratios, are equal to the median for their respective Broadridge expense group.

EQL, RIGS, RFUN, RFCI, RFDA and DTEC

The net advisory fee rate for each of these Funds is lower than the median of its Broadridge expense group. For RFUN and RFCI, their net advisory fee rates were slightly below the medians of their respective Broadridge expense group. The Funds’ respective expense ratios, however, are (i) in the case of RFUN and RFCI, slightly lower than the median for its respective Broadridge expense group and (ii) for all other Funds, below the median of its respective Broadridge expense group.

Based on the foregoing, and the other information available to them, the Board concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board considered other benefits available to ALPS Advisors because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board also considered with respect to each Fund the information provided by ALPS Advisors about the costs and profitability of ALPS Advisors with respect to each of the Funds. The Board reviewed and noted the relatively small sizes of the Funds (other than AMLP, SDOG, IDOG and RIGS) in considering economies of scale that may be realized by ALPS Advisors. With respect to RIGS, the Board noted that the Fund had not experienced significant growth in assets over the prior year. With respect to AMLP, the Board noted that while the Fund has experienced some growth over the prior year, the Fund’s asset levels had not yet recovered to its historic highs and had declined over the most recent period. With respect to SDOG and IDOG, the Board considered the growth in assets and that the Funds may be achieving some economies of scale, but that the Funds’ present advisory fees are appropriate. The Board determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

With respect to AMLP, the Board considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule adopted previously and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by ALPS Advisors with respect to AMLP should AMLP’s assets increase, noting also the volatility of the asset class and that AMLP’s assets were still below historical highs. Upon discussion, the Board determined that the advisory fee rate for the Fund reflects an appropriate sharing of economies of scale.

In voting to approve the New Advisory Agreement, the Board concluded that the terms of the New Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Board considered relevant in the exercise of their reasonable business judgment. The Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

New Sub-Advisory Agreement

The Board discussed the New Sub-Advisory Agreement with respect to RFUN, RFCI, RFDA and RFFC. The Board noted that, because of the terms of the Existing Sub-Advisory Agreement for RIGS, RIGS’ Existing Sub-Advisory Agreement will not terminate upon the Closing and therefore consideration and approval of a New Sub-Advisory Agreement for RIGS was not necessary at this time.

In evaluating the New Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of the services to be provided by the Sub-Adviser with respect to the Sub-Advised Funds under the New Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by the Sub-Advised Funds compared to those of similar funds managed by other investment advisers; (iii) the profitability to the Sub-Adviser of its sub-advisory relationship with the Sub-Advised Funds and the reasonableness of compensation to the Sub-Adviser; (iv) the extent to which economies of scale would be realized if, and as, the Sub-Advised Funds’ assets increase, and whether the fee level in the New Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Existing Sub-Advisory Agreements, the Sub-Advised Funds’ respective performance, financial information regarding the Sub-Adviser, information describing the Sub-Adviser’s current organization and the background and experience of the persons responsible for the day-to-day management of the Sub-Advised Funds. Based upon their review, the Board concluded that the Sub-Adviser was qualified to oversee the portfolio management of the Sub-Advised Funds and that the services provided by the Sub-Adviser to the Sub-Advised Funds are satisfactory.

The Board considered that the contractual sub-advisory fee to be paid to the Sub-Adviser with respect to each of RFUN, RFCI, RFDA and RFFC was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.52% with respect to each of RFUN’s and RFCI’s average daily net assets, respectively, and 0.51% with respect to each of RFDA’s and RFFC’s average daily net assets, respectively. Based on the consideration of all factors deemed relevant by them, the Board concluded that the sub-advisory fees to be received by the Sub-Adviser under the New Sub-Advisory Agreement, which are identical to those fees received under the Existing Sub-Advisory Agreements, were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by the Sub-Adviser, the Board considered the resources involved in managing the Sub-Advised Funds. Based on their review of the profitability of each of the Sub-Advised Funds to the Sub-Adviser, the Board concluded that the profitability of each Sub-Advised Fund to the Sub-Adviser was not unreasonable.

The Board also considered other benefits that have been and may be realized by the Sub-Adviser from its relationships with each Sub-Advised Fund and concluded that the sub-advisory fees with respect to each Sub-Advised Fund were reasonable taking into account such benefits.

The Board noted that RFUN, RFCI, RFDA and RFFC were all launched during June 2016 and have not yet reached significant scale in terms of assets. The Board determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis with respect to each Sub-Advised Fund.

In voting to approve each of the New Sub-Advisory Agreement, the Board concluded that the terms of the New Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of their reasonable business judgment. The Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

As a result of its review of the Transaction and the New Advisory Agreement and New Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for each Fund, as applicable, and recommended such agreements to Shareholders for their approval.

Approval of Interim Advisory Agreements and Interim Sub-Advisory Agreements

At its March 5, 2018 meeting, the Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory and sub-advisory services, the Interim Advisory Agreements and Interim Sub-Advisory Agreements will take effect with respect to a Fund upon the Closing of the Transaction if Shareholders of that Fund have not yet approved the New Advisory Agreement and New Sub-Advisory Agreement, as applicable. The terms of each Interim Advisory Agreement are substantially identical to those of the corresponding Existing Advisory Agreement and New Advisory Agreement and the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Advisory Agreement and Interim Sub-Advisory Agreement, as applicable, are at least equivalent to the scope and quality of services provided under the applicable Existing Advisory Agreement and Existing Sub-Advisory Agreement.

PROPOSAL 3: APPROVAL OF MANAGER OF MANAGERS PROPOSAL (All Funds)

The Board has approved, and recommends that Shareholders approve, a proposal authorizing ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Sub-Advisory Agreements. The 1940 Act generally requires that fund shareholders approve a sub-advisory agreement with a sub-adviser. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Funds’ best interests if the Board represents the interests of Shareholders in approving or rejecting recommendations made by ALPS Advisors regarding sub-advisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes.

SEC Exemptive Order. On April 9, 2018, ALPS Advisors and the Trust (and certain other funds for which ALPS Advisors serves as investment adviser) filed an application with the SEC seeking an order exempting the Trust and ALPS Advisors from the 1940 Act requirements to obtain Shareholder approval regarding sub-advisory agreements with wholly-owned sub-advisers and unaffiliated sub-advisers (the “SEC Exemptive Order”). The SEC Exemptive Order, if granted, would permit ALPS Advisors to recommend the selection of sub-advisers to manage all or a portion of the assets of a Fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining Shareholder approval. Before a Fund may rely on the SEC Exemptive Order, if granted, the operation of a Fund in the manner proposed to be permitted by the SEC Exemptive Order must be approved by Shareholders.

Under the SEC Exemptive Order, if granted, the Trust and ALPS Advisors would be subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ Shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, a Fund will provide Shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to Shareholders in a proxy statement. There can be no assurance whether the SEC Exemptive Order will be issued, or, if issued, whether the SEC will impose additional conditions on the Trust and ALPS Advisors.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by a Fund to ALPS Advisors.

Board Considerations

The Board believes that it is in the best interest of each Fund if the Board represents the interests of Shareholders in approving or rejecting recommendations made by ALPS Advisors to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, if granted, in order for ALPS Advisors to appoint a new sub-adviser or modify a sub-advisory agreement materially, the Board must also call and hold a Shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s Shareholders. This process is time consuming and costly. Without the delay and cost inherent in holding Shareholder meetings, ALPS Advisors would be able to act more quickly to appoint a new sub-adviser if and when the Board and ALPS Advisors believe that the appointment would benefit the Fund. The Board believes that granting ALPS Advisors (subject to review and approval by the Board) maximum flexibility to recommend the selection of sub-advisers, without incurring the delay or expense of seeking Shareholder approval, is in the best interest of the Funds because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in ALPS Advisors for recommendation to the Board (subject to review and approval by the Board) in light of ALPS Advisors’ investment advisory expertise and its experience in selecting and monitoring sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to a Fund, it can access this expertise and experience of ALPS Advisors in ways that can add value to the Fund and its Shareholders.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s sub-advisory arrangements to seek to ensure that Shareholders’ interests are protected whenever ALPS Advisors recommends a sub-adviser or a modification of a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order would provide relief.

No new sub-advisory arrangements or changes to any Fund’s existing sub-advisory arrangement are being recommended in connection with the Transaction or the approval of the Manager of Managers Proposal.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of the Manager of Managers Proposal with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

If Shareholders of a Fund approve the Manager of Managers Proposal, and the SEC Exemptive Order is granted, the Manager of Managers Proposal will take effect whether or not the Transaction is consummated.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix K.

As of April 2, 2018, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of DST or its subsidiaries, or the Sub-Adviser or its parent or subsidiaries.

As of December 31, 2017, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Advisors, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

The interested trustee of the Trust and officers of the Funds are officers and employees of ALPS Advisors and/or its affiliates and may own interests in DST. Such trustee and officers will receive a portion of the merger consideration based on their respective share ownership in DST, which portion is, in the aggregate, expected to be approximately 0.1% of the total consideration paid to all stockholders of DST.

Payment of Solicitation Expenses

ALPS Advisors and/or its affiliates will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. ALPS Advisors or an affiliate of ALPS Advisors has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $3,200,000 (in the aggregate for the Funds and certain other funds advised by ALPS Advisors conducting similar proxy solicitations) plus any out-of-pocket expenses. Such expenses will be paid by ALPS Advisors and/or its affiliates. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; and (ii) prohibited from selling or otherwise disclosing shareholder information to any third party. ALPS Advisors or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a

Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-866-875-8613.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at https://www.proxy-direct.com/alps-29766.

Reports to Shareholders and Financial Statements

The annual report to Shareholders of each Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders, except with respect to ALPS Disruptive Technologies ETF, which commenced operations on December 29, 2017. Upon request, each Fund’s most recent annual report can be obtained at no cost. To request a report for a Fund, please call 1-866-759-5679, write to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or visit www.alpsfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Funds at 1-866-759-5679. You may also notify the Funds in writing at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board of Trustees that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will have the effect of a vote against each proposal.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact ALPS Fund Services at 1-866-759-5679 to obtain directions to the site of the Meeting.

Quorum; Adjournment

For each Fund, the presence in person or by proxy of thirty percent (30%) of a Fund’s shares that are entitled to vote constitutes a quorum for the transaction of business by Shareholders of that Fund at the Meeting. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, the chair of the Meeting may adjourn the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Computershare at (866) 875-8613 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 11:00 p.m. Eastern time and Saturday, 12 p.m. Eastern time to 6:00 p.m. Eastern time.

Required Vote

Shareholders of each Fund will vote separately to approve the New Advisory Agreement, the New Sub-Advisory Agreement (if applicable) and the Manager of Managers Proposal for such Fund.

Approval of each proposal by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If Shareholders of a Fund approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement, the effectiveness of such agreements is contingent upon the Closing occurring (and the effectiveness of the New Sub-Advisory Agreement for a Fund is contingent upon the New-Advisory Agreement being approved for that Fund). If the Closing does not occur, the Existing Advisory Agreements and the Existing Sub-Advisory Agreements will remain in effect.

If Shareholders of a Fund approve the Manager of Managers Proposal, and the SEC Exemptive Order is granted, the Manager of Managers Proposal will take effect whether or not the Transaction is consummated.

Appendix List

Appendix A – Shares Outstanding

Appendix B – Dates Relating to Existing Advisory Agreements

Appendix C – Advisory Fee Rates

Appendix D – Advisory Fees and Other Fees Paid

Appendix E – Information Regarding Officers and Directors of ALPS Advisors

Appendix F – Dates Relating to Existing Sub-Advisory Agreements

Appendix G – Sub-Advisory Fee Rates

Appendix H – Sub-Advisory Fees and Other Fees Paid

Appendix I – Information About the Sub-Adviser

Appendix J – Comparable Funds

Appendix K – Principal Holders

Appendix L – Form of the New Advisory Agreement

Appendix M – Form of the New Sub-Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares
Alerian Energy Infrastructure ETF	1,800,000
Alerian MLP ETF	904,862,098
ALPS Disruptive Technologies ETF	500,000
ALPS Emerging Sector Dividend Dogs ETF	2,200,000
ALPS Equal Sector Weight ETF	2,400,000
ALPS International Sector Dividend Dogs ETF	12,250,000
ALPS Medical Breakthroughs ETF	5,150,000
ALPS Sector Dividend Dogs ETF	51,409,141
ALPS | Dorsey Wright Sector Momentum ETF	350,000
Barron’s 400SM ETF	4,450,000
Buzz US Sentiment Leaders ETF	400,000
Cohen & Steers Global Realty Majors ETF	1,450,000
RiverFront Dynamic Core Income ETF	3,800,000
RiverFront Dynamic Unconstrained Income ETF	1,550,000
RiverFront Dynamic US Dividend Advantage ETF	3,550,000
RiverFront Dynamic US Flex-Cap ETF	3,300,000
RiverFront Strategic Income Fund	9,550,000
Sprott Gold Miners ETF	8,900,000
Sprott Junior Gold Miners ETF	4,800,000
Workplace Equality Portfolio	550,000

A-1

Appendix B

Dates Relating to Existing Advisory Agreements

Fund	Date of Existing Advisory Agreement	Date Existing Advisory Agreement Last Approved by Shareholders	Date Existing Advisory Agreement Last Approved For Continuance of Board
Alerian Energy Infrastructure ETF	10/24/2013	10/29/2013	3/5/2018
Alerian MLP ETF	11/1/2011	10/14/2011	3/5/2018
ALPS Disruptive Technologies ETF	12/29/2017	12/29/2017	3/5/2018
ALPS Emerging Sector Dividend Dogs ETF	12/12/2013	2/13/2014	3/5/2018
ALPS Equal Sector Weight ETF	11/1/2011	10/14/2011	3/5/2018
ALPS International Sector Dividend Dogs ETF	6/10/2013	6/21/2013	3/5/2018
ALPS Medical Breakthroughs ETF	12/16/2014	12/29/2014	3/5/2018
ALPS Sector Dividend Dogs ETF	6/11/2012	6/28/2012	3/5/2018
ALPS | Dorsey Wright Sector Momentum ETF	1/6/2017	1/6/2017	3/5/2018
Barron’s 400SM ETF	6/3/2013	5/30/2013	3/5/2018
Buzz US Sentiment Leaders ETF	4/15/2016	4/15/2016	3/5/2018
Cohen & Steers Global Realty Majors ETF	11/1/2011	10/14/2011	3/5/2018
RiverFront Dynamic Core Income ETF	6/6/2016	6/2/2016	3/5/2018
RiverFront Dynamic Unconstrained Income ETF	6/6/2016	6/2/2016	3/5/2018
RiverFront Dynamic US Dividend Advantage ETF	6/6/2016	6/2/2016	3/5/2018
RiverFront Dynamic US Flex-Cap ETF	6/6/2016	6/2/2016	3/5/2018
RiverFront Strategic Income Fund	6/10/2013	10/4/2013	3/5/2018
Sprott Gold Miners ETF	6/9/2014	7/7/2014	3/5/2018
Sprott Junior Gold Miners ETF	3/13/2015	3/24/2015	3/5/2018
Workplace Equality Portfolio	12/12/2013	2/13/2014	3/5/2018

B-1

Appendix C

Advisory Fee Rates

Fund	Contractual Advisory Fee Rate	Advisory Fee Waivers
Alerian Energy Infrastructure ETF	0.65%	N/A
Alerian MLP ETF	(1)	N/A
ALPS Disruptive Technologies ETF	0.50%	N/A
ALPS Emerging Sector Dividend Dogs ETF	0.60%	N/A
ALPS Equal Sector Weight ETF	0.37%	(5)
ALPS International Sector Dividend Dogs ETF	0.50%	N/A
ALPS Medical Breakthroughs ETF	0.50%	N/A
ALPS Sector Dividend Dogs ETF	0.40%	N/A
ALPS | Dorsey Wright Sector Momentum ETF	0.40%	N/A
Barron’s 400SM ETF	0.65%(2)	N/A
Buzz US Sentiment Leaders ETF	0.75%	N/A
Cohen & Steers Global Realty Majors ETF	0.55%	N/A
RiverFront Dynamic Core Income ETF	(3)	N/A
RiverFront Dynamic Unconstrained Income ETF	(3)	N/A
RiverFront Dynamic US Dividend Advantage ETF	(4)	N/A
RiverFront Dynamic US Flex-Cap ETF	(4)	N/A
RiverFront Strategic Income Fund	0.16%(6)	N/A
Sprott Gold Miners ETF	0.57%	N/A
Sprott Junior Gold Miners ETF	0.57%	N/A
Workplace Equality Portfolio	0.75%	N/A

(1)	With respect to the Alerian MLP ETF, the advisory fee rate is as follows:

0.85% for average net assets up to and including $10 billion

0.80% for average net assets greater than $10 billion up to and including $15 billion

0.755% for average net assets greater than $15 billion up to and including $20 billion

0.715% for average net assets greater than $20 billion.

(2)	With respect to Barron’s 400SM ETF, from the 0.65% advisory fee referenced above, ALPS Advisors will receive the greater of an annual fee of:
(1)	$130,000 per Fund during the first year of the Fund’s operations and $150,000 beginning in year two of the Fund’s operations; or
(2)	0.10% of the first $1 billion of the Fund’s assets; 0.07% on the Fund’s assets between $1 billion and $2.5 billion; and 0.05% on the Fund’s assets in excess of $2.5 billion
(3)	With respect to each of the RiverFront Dynamic Unconstrained Income ETF and RiverFront Dynamic Core Income ETF, the advisory fee rate is as follows:

0.51% for average net assets up to $600 million

0.48% for average net assets of $600 million and over.

C-1

(4)	With respect to each of the RiverFront Dynamic US Dividend Advantage ETF and RiverFront US Flex-Cap ETF, the advisory fee rate is as follows:

0.52% for average net assets up to $600 million

0.49% for average net assets of $600 million and over.

(5)

With respect to the ALPS Equal Sector Weight ETF, ALPS Advisors has agreed to waive 0.19% of the advisory fee on a voluntary basis. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs, and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

(6)

With respect to the RiverFront Strategic Income Fund, the Fund’s management fees of 0.46% consist of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser.

C-2

Appendix D

Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Advisory Fee Before Waiver	Fees Waived or Reimbursed by ALPS Advisors	Net Advisory Fee Paid to ALPS Advisors After Waiver	Other Fees paid to ALPS Advisors or its Affiliates
Alerian Energy Infrastructure ETF	11/30	$216,038	—	$216,038	—
Alerian MLP ETF	11/30	$85,739,653	—	$85,739,653	—
ALPS Disruptive Technologies ETF	11/30	N/A	—	N/A	—
ALPS Emerging Sector Dividend Dogs ETF	11/30	$219,867	—	$219,867	—
ALPS Equal Sector Weight ETF	11/30	$585,726	$348,269	$237,457	—
ALPS International Sector Dividend Dogs ETF	11/30	$1,259,846	—	$1,259,846	—
ALPS Medical Breakthroughs ETF	11/30	$565,171	—	$565,171	—
ALPS Sector Dividend Dogs ETF	11/30	$8,733,082	—	$8,733,082	—
ALPS | Dorsey Wright Sector Momentum ETF	11/30	$23,340	—	$23,340	—
Barron’s 400SM ETF	11/30	$1,268,083	—	$1,268,083	—
Buzz US Sentiment Leaders ETF	11/30	$56,482	—	$56,482	—
Cohen & Steers Global Realty Majors ETF	11/30	$406,955	—	$406,955	—
RiverFront Dynamic Core Income ETF	11/30	$149,192	—	$149,192	—
RiverFront Dynamic Unconstrained Income ETF	11/30	$44,857	—	$44,857	—
RiverFront Dynamic US Dividend Advantage ETF	11/30	$184,210	—	$184,210	—
RiverFront Dynamic US Flex-Cap ETF	11/30	$134,175	—	$134,175	—
RiverFront Strategic Income Fund	11/30	$1,466,870	$956,629	$510,241	—
Sprott Gold Miners ETF	11/30	$1,063,394	—	$1,063,394	—
Sprott Junior Gold Miners ETF	11/30	$645,323	—	$645,323	—
Workplace Equality Portfolio	11/30	$109,261	—	$109,261	—

D-1

Appendix E

Information Regarding Officers and Directors of ALPS Advisors

The principal executive officer and directors of ALPS Advisors are:

Name	ALPS Advisors/Affiliated Entity Name	Position(s) with ALPS Advisors or Affiliated Entity
Edmund J. Burke	ALPS Advisors	President, Director
Jeremy O. May	ALPS Advisors	Executive Vice President, Director

The following officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of ALPS Advisors or its affiliates:

Name	Title with the Trust	Title with ALPS Advisors or its affiliates
Edmund J. Burke	Trustee and President	President, Director
Jeremy O. May	Treasurer	Executive Vice President, Director
Erin D. Nelson	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer
Andrea E. Kuchli	Secretary	Vice President, Senior Counsel
Sharon Akselrod	Assistant Secretary	Senior Investment Company Act Paralegal of ALPS Fund Services, Inc.
Stephanie G. Danner	Assistant Secretary	Vice President, Associate Senior Counsel

E-1

Appendix F

Dates Relating to Existing Sub-Advisory Agreements

Fund	Date of Existing Sub-Advisory Agreement	Date Existing Sub-Advisory Agreement Last Approved by Shareholders	Date Existing Sub-Advisory Agreement Last Approved For Continuance of Board
RiverFront Dynamic Core Income ETF	6/2/2016	6/2/2016	3/5/2018
RiverFront Dynamic Unconstrained Income ETF	6/2/2016	6/2/2016	3/5/2018
RiverFront Dynamic US Dividend Advantage ETF	6/2/2016	6/2/2016	3/5/2018
RiverFront Dynamic US Flex-Cap ETF	6/2/2016	6/2/2016	3/5/2018

F-1

Appendix G

Sub-Advisory Fee Rates

Fund	Contractual Sub-Advisory Fee Rate	Sub-Advisory Fee Waivers
RiverFront Dynamic Core Income ETF	0.35%	N/A
RiverFront Dynamic Unconstrained Income ETF	0.35%	N/A
RiverFront Dynamic US Dividend Advantage ETF	0.35%	N/A
RiverFront Dynamic US Flex-Cap ETF	0.35%	N/A

G-1

Appendix H

Sub-Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Sub-Advisory Fees Before Waiver	Fees Waived or Reimbursed by the Sub-Adviser	Net Sub-Advisory Fee Paid to the Sub-Adviser After Waiver	Other Fees paid to the Sub-Adviser or its Affiliates
RiverFront Dynamic Core Income ETF	11/30	$102,570	$0	$102,570	$0
RiverFront Dynamic Unconstrained Income ETF	11/30	$30,807	$0	$30,807	$0
RiverFront Dynamic US Dividend Advantage ETF	11/30	$124,153	$0	$124,153	$0
RiverFront Dynamic US Flex-Cap ETF	11/30	$90,430	$0	$90,430	$0

H-1

Appendix I

Information About the Sub-Adviser

The officers and directors of RiverFront Investment Group, LLC

Name	Position(s) with the Sub-Adviser
Peter Quinn	Member of the Board of Directors, President and CEO
Douglas Sandler	Member of the Board of Directors, Global Strategist
Michael Jones	Chairman of the Board of Directors, President and CEO, RiverShares Division
Roderick Smyth	Member of the Board of Directors, Director of Investments
Paul Purcell	Member of the Board of Directors
Michael Schroeder	Member of the Board of Directors
Karrie Southall	Chief Operating Officer
Julie Gibbs	Chief Compliance Officer

I-1

Appendix J

Comparable Funds

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by ALPS Advisors that have similar investment objectives to a Fund.

Fund	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Waivers	Comparable Fund Net Assets (as of December 31, 2017)
Alerian Energy Infrastructure ETF	ALPS | Alerian Energy Infrastructure Portfolio	0.65%	0.70%	(1)	$86.6 million

(1)

With respect to the ALPS | Alerian Energy Infrastructure Portfolio, ALPS Advisors, Inc. has contractually agreed to waive the management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) Fees, Shareholder Service Fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of either Class I or Class III shares average daily net assets through April 29, 2019.

J-1

Appendix K

Principal Holders

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following chart lists each DTC Participant that owned of record 5% or more of the outstanding shares of any Fund as of April 2, 2018.

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Alerian Energy Infrastructure ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	540,433	30.02%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	209,946	11.66%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	184,811	10.27%
	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	153,086	8.50%
	AEIS Inc. 682 AMP Financial Center Minneapolis, MN 55474	138,712	7.71%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	104,419	5.80%
Alerian MLP ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	155,683,513	17.21%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	110,145,502	12.17%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	81,880,805	9.05%
	Wells Clearing 2801 Market Street H0006-09b St. Louis, MO 63103	71,947,712	7.95%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	70,700,254	7.81%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	51,436,989	5.68%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned

ALPS Disruptive Technologies ETF	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	112,937	22.59%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	71,279	14.26%
	State Street Bank and Trust Co. 1776 Heritage Dr. North Quincy, MA 02171	50,000	10.00%
	Citibank 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	46,300	9.26%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	45,375	9.08%
	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	44,407	8.88%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	32,947	6.59%

ALPS Emerging Sector Dividend Dogs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	755,305	34.33%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	407,475	18.52%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	372,921	16.95%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	115,775	5.26%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
ALPS Equal Sector Weight ETF	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	711,043	29.63%
	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	329,511	13.73%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	233,084	9.71%
	Wells Clearing 2801 Market Street H0006-09b St. Louis, MO 63103	227,971	9.50%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	159,640	6.65%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	135,358	5.64%
ALPS International Sector Dividend Dogs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	2,651,757	21.65%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	2,014,255	16.44%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	1,898,535	15.50%
	Wells Clearing 2801 Market Street H0006-09b St. Louis, MO 63103	1,438,553	11.74%
	Raymond James & Associates, Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	952,640	7.78%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	730,713	5.97%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	627,567	5.12%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
ALPS Medical Breakthroughs ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	980,696	19.04%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	615,030	11.94%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	594,515	11.54%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	410,413	7.97%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	311,497	6.05%
	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	307,432	5.97%
	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	296,027	5.75%
	Wells Clearing 2801 Market Street H0006-09b St. Louis, MO 63103	294,698	5.72%
ALPS Sector Dividend Dogs ETF	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	9,978,912	19.41%
	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	8,786,286	17.09%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	7,242,568	14.09%
	Wells Clearing 2801 Market Street H0006-09b St. Louis, MO 63103	4,426,333	8.61%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	3,638,648	7.08%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	3,340,790	6.50%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
ALPS | Dorsey Wright Sector Momentum ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	108,784	31.08%
	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	92,799	26.51%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	51,499	14.71%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	31,009	8.86%
	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	22,144	6.33%
Barron’s 400SM ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	807,097	18.14%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	721,702	16.22%
	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	667,284	15.00%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	392,550	8.82%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	331,618	7.45%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	257,611	5.79%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Buzz US Sentiment Leaders ETF	BMO NSBT 1 First Canadian Place 13th Fl P.O. Box 150 Toronto, ON M5X 1H3	216,674	54.17%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	37,855	9.46%
	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	31,147	7.79$
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	30,408	7.60%
Cohen & Steers Global Realty Majors ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	253,713	17.50%
	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	173,930	12.00%
	Wells Fargo Clearing 2801 Market Street St. Louis, MO 63103	160,502	11.07%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	135,308	9.33%
	Merrill Lynch Pierce Fenner Safekeeping 4804 Deerlake Dr. E. Jacksonville, FL 32246	122,878	8.47%
	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	110,901	7.65%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	73,391	5.06%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
RiverFront Dynamic Core Income ETF	State Street Bank and Trust Co. 1776 Heritage Dr. North Quincy, MA 02171	1,540,809	40.55%
	BB&T Securities, LLC 8006 Discovery Drive Suite 200 Richmond, VA 23229	919,468	24.20%
	Robert W. Baird & Co. Inc. 777 E. Wisconsin Avenue 19th Floor Milwaukee, WI 53202	328,261	8.64%
	RBC Capital Markets, LLC 60 S 6th St - P09 Minneapolis, MN 55402-4400	301,908	7.94%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	225,771	5.94%
RiverFront Dynamic Unconstrained Income ETF	State Street Bank and Trust Co. 1776 Heritage Dr. North Quincy, MA 02171	615,739	39.73%
	BB&T Securities, LLC 8006 Discovery Drive Suite 200 Richmond, VA 23229	448,323	28.92%
	Robert W. Baird & Co. Inc. 777 E. Wisconsin Avenue 19th Floor Milwaukee, WI 53202	171,375	11.06%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	87,654	5.66%
RiverFront Dynamic US Dividend Advantage ETF	State Street Bank and Trust Co. 1776 Heritage Dr. North Quincy, MA 02171	1,445,395	40.72%
	BB&T Securities, LLC 8006 Discovery Drive Suite 200 Richmond, VA 23229	879,066	24.76%
	Robert W. Baird & Co. Inc. 777 E. Wisconsin Avenue 19th Floor Milwaukee, WI 53202	343,942	9.69%
	RBC Capital Markets, LLC 60 S 6th St - P09 Minneapolis, MN 55402-4400	276,915	7.80%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
RiverFront Dynamic US Flex-Cap ETF	State Street Bank and Trust Co. 1776 Heritage Dr. North Quincy, MA 02171	1,456,217	44.13%
	BB&T Securities, LLC 8006 Discovery Drive Suite 200 Richmond, VA 23229	801,902	24.30%
	Robert W. Baird & Co. Inc. 777 E. Wisconsin Avenue 19th Floor Milwaukee, WI 53202	289,522	8.77%
	RBC Capital Markets, LLC 60 S 6th St - P09 Minneapolis, MN 55402-4400	187,486	5.68%
RiverFront Strategic Income Fund	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	1,824,706	19.11%
	Robert W. Baird & Co. Inc. 777 E. Wisconsin Avenue 19th Floor Milwaukee, WI 53202	1,263,778	13.23%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,253,589	13.13%
	Raymond James & Associates, Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	874,176	9.15%
	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	643,162	6.73%
	RBC Capital Markets, LLC 60 S 6th St - P09 Minneapolis, MN 55402-4400	545,182	5.71%
Sprott Gold Miners ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	1,282,079	14.41%
	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,193,160	13.41%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	1,038,504	11.67%
	Desjardins 1060 University Street Suite 101 Montreal, PQ H5B 5L7	766,498	8.61%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Sprott Junior Gold Miners ETF	BNY Mellon Custody Two BNY Mellon Center 525 William Penn Place, Suite 1215 Pittsburgh, PA 15259	882,000	18.38%
	CS SEC USA 7033 Louis Stevens Drive Global Proxy Services Research Triangle Park, NC 27560	700,000	14.58%
	JPMorgan Corporate Actions Dept 14201 Dallas Parkway, 12th Fl Dallas, TX 75254	622,700	12.97%
	Citigroup 388 Greenwich Street 11th Floor New York, NY 10013	597,900	12.46%
	RBC Capital Markets, LLC 60 S 6th St - P09 Minneapolis, MN 55402-4400	371,259	7.73%
Workplace Equality Portfolio	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	262,804	47.78%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha, NE 68154-2631	50,539	9.19%
	Morgan Stanley Smith Barney, LLC 1300 Thames St Baltimore, MD 21231	39,729	7.22%
	APEX Clearing One Dallas Center 350 M. St. Paul Suite 1300 Dallas, TX 75201	38,068	6.92%
	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	35,388	6.43%

Appendix L

Form of the New Advisory Agreement

ALPS ETF TRUST
INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of the date provided on Appendix A, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS ETF Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Fund(s)”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated September 13, 2007, as amended from time to time, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.     Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Declaration of Trust;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.     Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such

Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.     Compensation of the Adviser. The Investment Adviser shall be compensated pursuant to this Agreement as set forth in Appendix A.

5.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

6.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

7.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

8.     Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

9.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years with respect to each Fund and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as amended from time to time, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

10.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

11.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

To the Trust or the Fund at:

ALPS ETF Trust
1290 Broadway, Suite 1100
Denver, CO 80203

with a copy to:

Stuart Strauss
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

12.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

13.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS INC.	ALPS ETF TRUST

By:	By:
Name:	Name:
Title:	Title

L-6

Appendix A

(as of _________, 2018)

In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month as described in the table below. The obligation of the Fund(s) to pay the above-described fee to the Adviser will begin as of the date of the initial public sale of shares in the Fund(s).

The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. During the term of this Agreement, the Adviser shall pay substantially all expenses of the Fund(s) out of its compensation. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Annual Percentage of Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
Cohen & Steers Global Realty Majors ETF	0.55%	3/5/2018
ALPS Equal Sector Weight ETF	0.37%	3/5/2018
Alerian MLP ETF	0.85%*	3/5/2018
ALPS Sector Dividend Dogs ETF	0.40%	3/5/2018
Barron’s 400SM ETF	0.65%**	3/5/2018
ALPS International Sector Dividend Dogs ETF	0.50%	3/5/2018
RiverFront Strategic Income Fund	0.16%	3/5/2018
Alerian Energy Infrastructure ETF	0.65%	3/5/2018

Fund	Annual Percentage of Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Workplace Equality Portfolio	0.75%	3/5/2018
ALPS Emerging Sector Dividend Dogs ETF	0.60%	3/5/2018
Sprott Gold Miners ETF	0.57%	3/5/2018
ALPS Medical Breakthroughs ETF	0.50%	3/5/2018
Sprott Junior Gold Miners ETF	0.57%	3/5/2018
RiverFront Dynamic Unconstrained Income ETF	0.51%***	3/5/2018
RiverFront Dynamic Core Income ETF	0.51%***	3/5/2018
RiverFront Dynamic US Dividend Advantage ETF	0.52%****	3/5/2018
RiverFront Dynamic US Flex-Cap ETF	0.52%****	3/5/2018
BUZZ US Sentiment Leaders ETF	0.75%	3/5/2018
ALPS/Dorsey Wright Sector Momentum ETF	0.40%	3/5/2018
ALPS Disruptive Technologies ETF	0.50%	3/5/2018

*	With respect to the Alerian MLP ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 75.5 basis points (0.755%) for average net assets greater than $15 billion up to and including $20 billion, and (iv) 71.5 basis points (0.715%) for average net assets greater than $20 billion.

**	From the 65bps advisory fee reference above, ALPS Advisors will receive the greater of an annual fee of:

(1) $130,000 per Fund during the first year of the Fund’s operations and $150,000 beginning in year two of the Fund’s operations

Or

(2) 10bps of the first $1billion of the Fund’s assets; 7bps on the Fund’s assets between $1 billion and $2.5 billion; and 5bps on the Fund’s assets in excess of $2.5 billion

***	With respect to each of the RiverFront Dynamic Unconstrained Income ETF and RiverFront Dynamic Core Income ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 51 basis points (0.51%) for average net assets up to $600 million, and (ii) 48 basis points (0.48%) for average net assets of $600 million and over.

****	With respect to each of the RiverFront Dynamic US Dividend Advantage ETF and RiverFront US Flex-Cap ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 52 basis points (0.52%) for average net assets up to $600 million, and (ii) 49 basis points (0.49%) for average net assets of $600 million and over.

Appendix M

Form of the New Sub-Advisory Agreement

ALPS ETF TRUST
SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of ___, 2018 (the “Agreement”) by and between ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, RiverFront Investment Group, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at 1214 East Cary Street, Richmond, VA 23219 and ALPS ETF Trust (the “Trust”) on behalf of the portfolios listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each a “Fund” and collectively, the “Funds”).

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of ________, 2018 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds specified in Appendix A hereto in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Board of Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund;

NOW, THEREFORE, the Investment Adviser, the Sub-Adviser and the Trust agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and Statement of Additional Information (“SAI”), as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and SAI. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and SAI and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser and agreed upon.

B.     If directed by the Investment Adviser, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Investment Adviser and the Trustees and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund in accordance with the Sub-Adviser’s policies and procedures.

Sub-Adviser agrees to provide the Investment Adviser with a copy of these policies and procedures.

C.     The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may, if directed by the Investment Adviser, effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Adviser Act. Only to the extent that the Fund(s) are required by the Investment Company Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E.     The Adviser and Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and the Adviser shall file with the SEC all forms pursuant to Sections 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Fund or the Sub-Adviser may have its own filing obligations with respect to Sections 13D, 13F or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Fund. The Fund, the Sub-Adviser or the Investment Adviser shall have the right to copies of such records if required under applicable law.

F.     If directed by the Investment Adviser, the Sub-Adviser will exercise all investment rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, the Sub-Adviser will not compile or file claims or take any related actions on behalf of the Fund or Investment Adviser in any class action, bankruptcy or other legal proceeding related to the securities currently or previously held in the Fund, unless otherwise agreed to in writing by the Investment Adviser and the Fund. However, the Sub-Adviser shall provide factual information in its possession as the Portfolio or the Investment Adviser may reasonably request.

G.     The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents, or of other materials necessary or helpful for the distribution of the Fund’s shares, subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Fund, Trust, Adviser or principal underwriter shall be solely responsible for the compliance of promotional materials with applicable laws and rules, including those of any applicable self-regulatory organization, subject to Section 14 of this Agreement.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and SAI and with the instructions and directions of the Investment Adviser and of the Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its own expense will make available to the Trustees and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Fund and Investment Adviser regarding each Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.     Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Sub-Adviser shall indemnify and hold harmless the Investment Adviser, Fund and the Trust, and their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

C.     Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

D.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A.     The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.     The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.     The Investment Adviser acknowledges receipt of Part 2 of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser, or the Trust, the Sub-Adviser shall provide reasonable periodic certifications regarding compliance with its code of ethics, and annually will provide copies of internal or external assessments that include descriptions of testing of, and the Sub-Adviser’s compliance with, its code of ethics, including the Sub-Adviser’s chief compliance officer’s annual report required by the Adviser Act

C.     Upon written request, the Sub-Adviser shall provide a certification to the Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other Fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that the Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior written notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any

Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional Funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of the Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

13.	USE OF NAME

In connection with the promotion and provision of information about the Fund or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser upon reasonable request information relating to Sub-Adviser and its services to the Fund for inclusion in any promotional or disclosure materials. The Trust and Investment Adviser will not use Sub-Adviser’s name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. The Sub-Adviser will not use the Trust,

Fund or Investment Adviser’s name or make any statements relating to the Adviser, the Trust or the Fund in any such promotional or disclosure materials until the Adviser or the Trust has reviewed and approved the materials prior to their first use. Such approvals will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Investment Adviser as the adviser to the Fund or the Sub-Adviser as the sub-adviser to the Fund. The Trust and Investment Adviser may not use the logo of the Sub-Adviser or any affiliate in any promotional materials without the prior approval of the Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion. The Sub-Adviser may not use the logo of the Investment Adviser, the Trust or the Fund or any affiliate in any promotional materials without the prior approval of the Investment Adviser, the Trust or the Fund, which the Investment Adviser, the Trust of the Fund may withhold in each of their own discretion.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	RiverFront Investment Group, LLC 1214 East Carey Street Richmond, VA 23219

For:	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

For:	ALPS ETF Trust 1290 Broadway, Suite 1100 Denver, CO 80203

18.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

19.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

20.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

22.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS INC.	ALPS ETF TRUST

By:	By:
Name:	Name:
Title:	Title:

RIVERFRONT INVESTMENT GROUP, LLC

By:
Name:
Title:

APPENDIX A

TO

SUB-ADVISORY AGREEMENT

RiverFront Dynamic Unconstrained Income ETF

RiverFront Dynamic Core Income ETF

RiverFront Dynamic US Dividend Advantage ETF

RiverFront Dynamic US Flex-Cap ETF

APPENDIX B

TO

SUB-ADVISORY AGREEMENT

With respect to each Fund, in consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser, out of the unitary management fee, an annual sub-advisory fee, accrued daily at the rate of 1/365th of the applicable sub-advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of thirty-five (35) basis points of the respective Fund’s daily net assets during the month.

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ALPS ETF TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Andrea Kuchli, Stephanie Danner and Sharon Akselrod, and each of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of ALPS Advisors, Inc. ("ALPS Advisors"), 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Thursday, May 31, 2018 at 8:00 a.m. Mountain Time, and at any adjournment(s) thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED "FOR"THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on May 31, 2018.
The Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/alps-29766

ETF_29766_032018

FUNDS
ALPS Disruptive Technologies ETF
ALPS Equal Sector Weight ETF
Barron's 400 Fund
RiverFront Dynamic Unconstrained Income ETF
RiverFront Strategic Income Fund
Workplace Equality Portfolio

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this proxy card and return it in the postage-paid envelope.

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1290 Broadway, Suite 1100
Denver, CO 80203
on May 31, 2018

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: [X]

A Proposals

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Alerian Energy Infrastructure ETF	☐	☐	☐	02 Alerian MLP ETF	☐	☐	☐
03 ALPS Disruptive Technologies ETF	☐	☐	☐	04 ALPS/Dorsey Wright Sector Momentum ETF	☐	☐	☐
05 ALPS Emerging Sector Dividend Dogs	☐	☐	☐	06 ALPS Equal Sector Weight ETF	☐	☐	☐
07 ALPS International Sector Dividend Dogs ETF	☐	☐	☐	08 ALPS Medical Breakthroughs ETF	☐	☐	☐
09 Barron's 400 Fund	☐	☐	☐	10 Cohen & Steers Global Realty Majors ETF	☐	☐	☐
11 RiverFront Dynamic Core Income ETF	☐	☐	☐	12 RiverFront Dynamic Unconstrained Income ETF	☐	☐	☐
13 RiverFront Dynamic US Dividend Advantage ETF	☐	☐	☐	14 RiverFront Dynamic US Flex-Cap ETF	☐	☐	☐
15 RiverFront Strategic Income Fund	☐	☐	☐	16 Sprott Gold Miners ETF	☐	☐	☐
17 Sprott Junior Gold Miners ETF	☐	☐	☐	18. Workplace Equality Portfolio	☐	☐	☐
19 ALPS Sector Dividend Dogs ETF	☐	☐	☐	20 BUZZ US Sentiment Leaders ETF	☐	☐	☐

2. To approve new investment sub-advisory agreements among the Trust, on behalf of applicable Fund, ALPS Advisors and the current sub-adviser of the Fund, RiverFront Investment Group, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 RiverFront Dynamic Core Income ETF	☐	☐	☐	02 RiverFront Dynamic Unconstrained Income ETF	☐	☐	☐
03 RiverFront Dynamic US Dividend Advantage ETF	☐	☐	☐	04 RiverFront Dynamic US Flex-Cap ETF	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Alerian Energy Infrastructure ETF	☐	☐	☐	02 Alerian MLP ETF	☐	☐	☐
03 ALPS Disruptive Technologies ETF	☐	☐	☐	04 ALPS/Dorsey Wright Sector Momentum ETF	☐	☐	☐
05 ALPS Emerging Sector Dividend Dogs	☐	☐	☐	06 ALPS Equal Sector Weight ETF	☐	☐	☐
07 ALPS International Sector Dividend Dogs ETF	☐	☐	☐	08 ALPS Medical Breakthroughs ETF	☐	☐	☐
09 Barron's 400 Fund	☐	☐	☐	10 Cohen & Steers Global Realty Majors ETF	☐	☐	☐
11 RiverFront Dynamic Core Income ETF	☐	☐	☐	12 RiverFront Dynamic Unconstrained Income ETF	☐	☐	☐
13 RiverFront Dynamic US Dividend Advantage ETF	☐	☐	☐	14 RiverFront Dynamic US Flex-Cap ETF	☐	☐	☐
15 RiverFront Strategic Income Fund	☐	☐	☐	16 Sprott Gold Miners ETF	☐	☐	☐
17 Sprott Junior Gold Miners ETF	☐	☐	☐	18. Workplace Equality Portfolio	☐	☐	☐
19 ALPS Sector Dividend Dogs ETF	☐	☐	☐	20 BUZZ US Sentiment Leaders ETF	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

608999001099999999

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